UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
July 11, 2023
Date of Report (Date of earliest event reported)

AZZ Inc.
(Exact name of Registrant as specified in its charter)

Texas	1-12777	75-0948250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Museum Place, Suite 500
3100 West 7th Street
Fort Worth, Texas 76107
(Address of principal executive offices) (Zip Code)
(817) 810-0095
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AZZ	New York Stock Exchange
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

AZZ Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders on July 11, 2023 (the “Annual Meeting”), whereat the shareholders approved the AZZ Inc. 2023 Long-Term Incentive Plan (the “2023 Plan”), which was previously adopted by the Board of Directors subject to shareholder approval. A description of the material terms and conditions of the 2023 Plan is included in "Proposal 3 - Approval of the AZZ Inc. Long-Term Incentive Plan" of the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on May 30, 2023 (the "Proxy Statement"), which description is incorporated herein by reference. Such description and summary is qualified in its entirety by the full text of the 2023 Plan which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02. The form of Restricted Share Unit Award Agreement and the form of Performance Share Award Agreement under the 2023 Plan are filed herewith as Exhibit 10.2 and 10.3, respectively.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, shareholders were asked to consider and vote upon the four proposals set forth below, all of which were approved. The proposals are described in more detail in the Company’s Proxy Statement. The final voting results with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1. Election of ten directors each to serve for a one-year term until the next annual meeting of shareholders.

	For	Against	Abstain	Broker Non-Votes

Daniel E. Berce	23,950,782	2,191,862	12,006	1,447,128
Paul Eisman	25,683,181	459,563	11,906	1,447,128
Daniel R. Feehan	23,355,691	2,786,953	12,006	1,447,128
Thomas E. Ferguson	25,935,282	207,437	11,931	1,447,128
Clive A. Grannum	25,995,695	147,239	11,716	1,447,128
Carol R. Jackson	24,589,210	1,553,754	11,686	1,447,128
David M. Kaden	25,976,252	149,363	29,035	1,447,128
Venita McCellon-Allen	25,750,699	375,443	28,508	1,447,128
Ed McGough	25,578,974	563,670	12,006	1,447,128
Steven R. Purvis	25,666,667	475,951	12,032	1,447,128

Proposal 2. Approve, on an advisory basis, the Company’s executive compensation program.

For	Against	Abstain	Broker Non-Votes
25,498,673	638,978	16,999	1,447,128

Proposal 3. Approve, the Company’s 2023 Long - Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
24,866,120	1,254,299	34,231	1,447,128

Proposal 4. Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2024.

For	Against	Abstain
27,575,395	8,656	17,727

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	AZZ Inc. 2023 Long-Term Incentive Plan
10.2	Form of Restricted Share Unit Award Agreement under the 2023 Long-Term Incentive Plan
10.3	Form of Performance Share Award Agreement under the 2023 Long-Term Incentive Plan
104	Cover Page Interactive File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZZ Inc.
Date: July 11, 2023	By: /s/ Tara D. Mackey
Tara D. Mackey Chief Legal Officer and Secretary